SEMI-ANNUAL REPORT -- June 30, 2001

Skyline Special
   Equities Portfolio
   ------------------

           [LOGO]

  COMMENTARY(1)
------------------------------------------------------------------------
                                                                   June 30, 2001

OVERVIEW

The Fund showed a gain of 13.38% in the June quarter, better than the 11.64% return posted by the Russell 2000 Value Index and slightly behind the 14.29% return turned in by the Russell 2000 Index. The year-to-date return for the Fund is 12.41% compared to a 12.72% gain for the Russell 2000 Value Index and a 6.85% gain for the Russell 2000 Index.

The strong six-month return was achieved during a period of very weak economic results, as investors responded positively to Federal Reserve Board interest rate cuts and "looked over the valley" to an eventual economic rebound.

MARKET REVIEW

The stock market moved broadly higher in the June quarter, with nearly all domestic investment strategies showing positive returns. Value-oriented strategies did well as financial stocks and economically sensitive stocks posted nice gains. However, growth stock strategies showed the best returns due to a big rebound in technology stocks. Investors chose to look beyond the current grim economic environment to an eventual economic recovery.

Most sectors of the small cap market participated nicely in the stock market advance. Responding to multiple interest rate cuts by the Federal Reserve Board, investors favored stocks in the financial, consumer, and capital spending areas. The only real laggards for the quarter were stocks in the energy area, which were hurt by declining oil and gas prices.

Fundamental news was discouraging during the quarter. Economic data indicated that the manufacturing sector was in a recession and the consumer sector was weakening. Corporate earnings have declined on a year over year basis. As noted above, the Federal Reserve Board has responded to these problems by aggressively lowering interest rates. Historically, the stock market has performed well when the economy is weak and the Federal Reserve Board is lowering interest rates. In this respect, the June quarter stock market gains were consistent with historical precedent.

PORTFOLIO REVIEW

Most sectors of the Fund posted nice gains in the quarter, led by the technology sector, which rebounded strongly from depressed prices at the end of March. Cyclical stocks also showed good returns, as investors bought stocks that would do well in an economic recovery. Also contributing to the positive return were two holdings that received buyout offers during the period.

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                      1

The Fund has risen nearly 50% since value-oriented investing hit its low point in March 2000. We believe most of this move can be attributed to expanding P/E multiples, as most small cap value stocks were re-valued upward to correct the severe distortion in valuations that occurred in the technology-crazed environment that ended in March 2000.

The next move up for the Fund should be driven by earnings growth as the economy improves. We have positioned the Fund to benefit from an upturn in the economy. We believe that the companies held by the Fund are among the best in their industries and should be leaders when the economy improves.

OUTLOOK

Despite the nearly 50% move since March 2000, we believe the Fund should show nice gains in the months ahead. As noted above, most of the recent gain was due to bringing valuations back to a reasonable level from the severe undervaluation of 18 months ago. The gains going forward should be more earnings driven, although we believe some additional P/E expansion is likely.

Small cap value portfolios have historically performed best when the economy is coming out of an economic slowdown or recession. The Fund showed its best returns in the 1991-1993 period following the economic downturn in 1990. Another strong period was in 1996-1997 when the economy re-accelerated following the economic slowdown in 1995.

We believe we may be on the verge of a similar period over the next couple of years. The economy is clearly in a slowdown and the Federal Reserve Board is lowering interest rates. Assuming that the economy improves over the coming months, we believe small cap value stocks should prove to be a rewarding investment, as they benefit from a combination of better corporate earnings growth and better valuation.

2                       SEMI-ANNUAL REPORT - JUNE 30, 2001

  STOCK HIGHLIGHTS(3)
------------------------------------------------------------------------

 REINSURANCE GROUP OF AMERICA, INC. (RGA)
Reinsurance Group of America, Inc. is a leading provider of reinsurance to the world wide life insurance industry. The demand for life reinsurance has grown at a double-digit rate as primary life insurance companies, in an effort to reduce the volatility of their earnings and better manage their capital, reinsure their mortality risks with companies such as RGA. The recent increase in life insurance demutualizations and consolidation have led to an acceleration in the demand for RGA's services. Despite the favorable outlook for RGA's prospects, the stock sells at a modest price to earnings multiple.

 SILICON STORAGE TECHNOLOGY, INC. (SSTI)
Silicon Storage Technology, Inc. is a leading supplier of flash memory semiconductor devices. The flash memory market is one of the fastest growing sub-segments of the semiconductor industry. The growth of this market is being driven by increased complexity and portability of electronic devices. SSTI has introduced many new products and has leading technology that has allowed SSTI to rapidly gain market share. The semiconductor industry is a cyclical business and current conditions are weak, but SSTI's strong balance sheet (no debt and a lot of cash) and market position should allow it to flourish as business conditions improve.

- SECTOR WEIGHTINGS (AS OF JUNE 30, 2001)
------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Autos & Transportation   8.1%
Cash                     4.3%
Consumer Discretionary  23.5%
Consumer Staples         1.3%
Energy                   4.9%
Financial Services      24.9%
Health Care              2.6%
Materials & Processing   7.1%
Producer Durables       11.8%
Technology              10.5%
Utilities                1.0%

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                      3

- PERFORMANCE (%)(1)
-------------------------------------------------

                             2Q
                           2001*   YTD*    1 yr
 SPECIAL EQUITIES          13.38   12.41   29.67
 RUSSELL 2000 VALUE        11.64   12.72   30.80
 RUSSELL 2000              14.29    6.85    0.57
 S&P 500                    5.85   -6.69  -14.84

                                                    Calendar Years
                      2000   1999   1998   1997   1996   1995   1994
 SPECIAL EQUITIES     24.2   -13.3  -7.2   35.4   30.4   13.8   -1.2
 RUSSELL 2000 VALUE   22.8    -1.5  -6.5   31.8   21.4   25.8   -1.6
 RUSSELL 2000         -3.0    21.3  -2.6   22.4   16.5   28.4   -1.8
 S&P 500              -9.2    21.1  28.8   33.4   23.3   37.5    1.3
* not annualized

- PORTFOLIO CHARACTERISTICS
---------------------------------------------

                                              SPECIAL         RUSSELL 2000
                                              EQUITIES           VALUE          RUSSELL 2000        S&P 500
 P/E RATIO (MEDIAN)                             14.9              17.5              23.1              22.8
 PRICE/BOOK                                     1.97              1.59              2.28              3.89
 PRICE/SALES                                    0.87              0.87              1.24              1.83
----------------------------------------------------------------------------------------------------------------
 EPS GROWTH--5 YRS (HISTORICAL)                19.6%              8.9%             12.3%             15.5%
 EPS GROWTH--1 YR (FORECASTED)                  9.5%              6.2%              9.5%              4.2%
----------------------------------------------------------------------------------------------------------------
 MARKET CAP $ WGHTD. MED.                   $920 million      $740 million      $770 million      $60 billion
 ASSETS                                     $360 million      $424 billion      $855 billion    $11,013 billion
 NUMBER OF HOLDINGS                              70              1,331             2,000              500
----------------------------------------------------------------------------------------------------------------
 TICKER SYMBOL:                                SKSEX
 CUSIP:                                      830833208
 NET ASSET VALUE (PER SHARE):                  $22.20
 INITIAL INVESTMENT:                           $1,000
 SUBSEQUENT INVESTMENT:                         $100
----------------------------------------------------------------------------------------------------------------

4                       SEMI-ANNUAL REPORT - JUNE 30, 2001

--------------------------------------------------------------------------------

                                                          Since
                           3 yrs   5 yrs   10 yrs     Inception(2)
 SPECIAL EQUITIES           2.22   11.44    16.24            14.68
 RUSSELL 2000 VALUE         6.90   13.44    16.02            12.22
 RUSSELL 2000               5.28    9.60    13.49            10.26
 S&P 500                    3.93   14.53    15.14            13.60

                      1993  1992   1991   1990   1989   1988   1987(2)
 SPECIAL EQUITIES     22.9  42.5    47.4   -9.3   24.0  29.7    -16.9
 RUSSELL 2000 VALUE   23.8  29.1    41.7  -21.8   12.4  29.5    -21.5
 RUSSELL 2000         18.9  18.4    46.1  -19.5   16.2  24.9    -24.3
 S&P 500              10.0   7.7    30.6   -3.2   31.4  16.5    -12.0
* not annualized

- TOP TEN HOLDINGS(3)

                                                      % OF NET ASSETS
---------------------------------------------------------------------
 OLD REPUBLIC INT'L. CORP.
  Multi-line insurance company                               3.1
 HELLER FINANCIAL, INC.
  Commercial finance                                         2.8
 WERNER ENTERPRISES INC.
  Truckload carrier                                          2.5
 ITT INDUSTRIES, INC.
  Engineered products manufacturer                           2.4
 MONACO COACH CORP.
  RV producer                                                2.4
 KENNAMETAL INC.
  Metal-cutting tools                                        2.1
 REINSURANCE GROUP OF AMERICA, INC.
  Life reinsurer                                             2.1
 POLARIS INDUSTRIES INC.
  Snowmobiles, ATVs, motorcycles                             1.9
 MICHAELS STORES, INC.
  Arts & crafts stores                                       1.9
 INTERPOOL, INC.
  Container leasing firm                                     1.9
 TOP TEN HOLDINGS                                           23.1%

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                      5

- SECTOR PERFORMANCE (%)(1) (AS OF JUNE 30, 2001)
------------------------------------------------------------------------

                         2Q 2001                                                   YTD 2001
---------------------------------------------------------  ---------------------------------------------------------
                                      RUSSELL                                                    RUSSELL
                           SPECIAL      2000     RUSSELL                              SPECIAL      2000     RUSSELL
                           EQUITIES    VALUE       2000                               EQUITIES    VALUE       2000
Technology                   38.6       19.4       22.0    Materials & Processing       37.6       12.7        9.5
Autos & Transportation       31.6       15.1       14.1    Autos & Transportation       27.7       16.6       14.2
Health Care                  18.8       20.4       27.0    Health Care                  20.4        8.6        2.2
Financial Services           16.2       12.1       13.4    Technology                   18.4       19.8      -11.3
Producer Durables            15.2       13.6       15.4    Consumer Discretionary       14.1       22.1       19.9
Materials & Processing        8.0       11.1        9.5    Financial Services            9.8       13.6       13.0
Consumer Discretionary        7.9       14.2       16.1    Producer Durables             5.7       14.9        8.5
Energy                        4.0       -5.8       -9.3    Energy                        2.9      -10.6      -15.6
Utilities                     4.0        1.1        2.0    Utilities                     2.8       -2.4       -1.3
Consumer Staples             -9.5       13.3       13.0    Consumer Staples            -12.8       24.8       20.2
Other                          NA*       4.0        1.7    Other                          NA*       2.3        1.1

* not applicable

NOTES TO PERFORMANCE

(1) PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE PRINCIPAL VALUE AND RETURN ON YOUR INVESTMENT WILL FLUCTUATE AND ON REDEMPTION MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL COST. The performance for the one, three, five, and ten years ended June 30, 2001, and for the period April 23, 1987 (inception) through June 30, 2001, is an average annual return calculation which is described in the Fund's prospectus.

    The Russell 2000 Value Index is an unmanaged, value-oriented index comprised of small stocks that have relatively low price-to-book ratios. The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. Indexes and portfolio characteristics are compiled by Frank Russell Company and Skyline Funds. You cannot invest directly in an index.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on April 23, 1987. The Russell 2000 Value performance reflects an inception date of May 1, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund that invests in stocks of small sized companies, which tend to be more volatile and less liquid than stocks of large cap companies. There are also risks in investing in value-oriented stocks including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

DISTRIBUTOR: FUNDS DISTRIBUTOR INC.

6                       SEMI-ANNUAL REPORT - JUNE 30, 2001

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2001 (UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 8.1%
  OTHER TRANSPORTATION - 4.3%
Interpool, Inc.                      Container leasing firm                441,700   $  6,934,690
Monaco Coach Corp.(a)                RV producer                           257,300      8,542,360
                                                                                     ------------
                                                                                       15,477,050
  TRUCKING - 3.8%
Landstar System, Inc.(a)             Truckload carrier                      70,900      4,822,618
Werner Enterprises Inc.              Truckload carrier                     371,400      9,006,450
                                                                                     ------------
                                                                                       13,829,068
                                                                                     ------------
  TOTAL AUTOS & TRANSPORTATION                                                         29,306,118
CONSUMER DISCRETIONARY - 23.5%
  COMMERCIAL SERVICES - 6.0%
APAC Customer Srvs., Inc.(a)         Customer management services          145,300        460,601
Moore Corporation Limited            Business forms                        787,900      4,270,418
NCO Group, Inc.(a)                   Accounts receivable management        170,500      5,273,565
Sitel, Inc.(a)                       Teleservices provider                 114,400        183,040
United Stationers Inc.(a)            Office products distributor           200,000      6,312,000
Viad Corp.                           Provider of payment services          194,300      5,129,520
                                                                                     ------------
                                                                                       21,629,144
  CONSUMER PRODUCTS/SERVICES - 5.3%
Furniture Brands Int'l.(a)           Furniture manufacturer                187,300      5,244,400
Polaris Industries Inc.              Snowmobiles, ATVs, motorcycles        152,300      6,975,340
School Specialty, Inc.(a)            Non-textbook school supplies          258,200      6,674,470
                                                                                     ------------
                                                                                       18,894,210
  RESTAURANTS - 4.3%
Jack In The Box Inc.(a)              Quick service restaurant              190,900      4,982,490
O'Charley's Inc.(a)                  Casual dining                         260,750      5,053,335
Ruby Tuesday, Inc.                   Casual dining                         315,500      5,395,050
                                                                                     ------------
                                                                                       15,430,875
  RETAIL - 7.9%
Aaron Rents, Inc.                    Furniture rental chain                375,300      6,380,100
Charming Shoppes, Inc.(a)            Women's apparel                       504,400      3,026,400
Linens 'n Things Inc.(a)             Home furnishings retailer             125,900      3,439,588
Men's Wearhouse Inc.(a)              Men's apparel                         163,400      4,509,840
Michaels Stores, Inc.(a)             Arts & crafts stores                  169,400      6,945,397
Pier 1 Imports, Inc.                 Home furnishings retailer             363,300      4,177,950
                                                                                     ------------
                                                                                       28,479,275
                                                                                     ------------
  TOTAL CONSUMER DISCRETIONARY                                                         84,433,504

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                      7

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2001 (CONTINUED, UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
CONSUMER STAPLES - 1.3%
  CONSUMER STAPLES - 1.3%
Del Monte Foods Co.(a)               Canned foods                          580,400   $  4,863,753

ENERGY - 4.9%
  EQUIPMENT & SERVICES - 1.8%
Chiles Offshore LLC(a)               Operator of drilling rigs             165,600      2,939,400
Tidewater Inc.                       Supply boat operator                   91,900      3,464,630
                                                                                     ------------
                                                                                        6,404,030
  EXPLORATION & PRODUCTION - 3.1%
Comstock Resources, Inc.(a)          Oil & gas producer                    322,700      3,307,677
Newfield Exploration Co.(a)          Oil & gas producer                    106,100      3,401,566
Remington Oil and Gas Corp.(a)       Oil & gas producer                    233,700      4,440,300
                                                                                     ------------
                                                                                       11,149,543
                                                                                     ------------
  TOTAL ENERGY                                                                         17,553,573
FINANCIAL SERVICES - 24.9%
  BANKS/THRIFTS - 2.2%
East West Bancorp, Inc.              Commercial bank                       165,700      4,473,900
Waypoint Financial Corp.             Pennsylvania thrift                   283,000      3,551,650
                                                                                     ------------
                                                                                        8,025,550
  INSURANCE - 13.7%
American Physicians                  Medical malpractice insurer           203,000      3,958,500
  Capital, Inc.(a)
Delphi Financial Group, Inc.         Accident & health insurance           169,379      6,521,092
HCC Insurance Holdings, Inc.         Property & casualty insurance         211,100      5,171,950
Hilb, Rogal and Hamilton Company     Insurance broker                       53,200      2,327,500
Old Republic Int'l. Corp.            Multi-line insurance company          382,500     11,092,500
Reinsurance Group of America, Inc.   Life reinsurer                        199,200      7,549,680
Selective Insurance Group, Inc.      Property & casualty insurance         163,435      4,360,446
StanCorp Financial Group, Inc.       Disability insurance                   62,100      2,942,919
Trenwick Group LTD                   Property & casualty reinsurance       226,500      5,191,380
                                                                                     ------------
                                                                                       49,115,966
  OTHER FINANCIAL SERVICES - 4.4%
Heller Financial, Inc.               Commercial finance                    255,300     10,212,000
Raymond James Financial, Inc.        Investment services                   182,700      5,590,620
                                                                                     ------------
                                                                                       15,802,620
  REAL ESTATE INVESTMENT TRUSTS - 4.6%
AMB Property Corporation             Industrial REIT                       197,700      5,092,752
Brandywine Realty Trust              Office REIT                           267,300      6,000,885
Summit Properties Inc                Apartment REIT                        201,800      5,414,294
                                                                                     ------------
                                                                                       16,507,931
                                                                                     ------------
  TOTAL FINANCIAL SERVICES                                                             89,452,068

8                       SEMI-ANNUAL REPORT - JUNE 30, 2001

------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
HEALTH CARE - 2.6%
  HEALTH CARE SERVICES - 1.3%
RightCHOICE Managed Care, Inc.(a)    Managed health care provider          108,400   $  4,812,960
  MEDICAL EQUIPMENT/PRODUCTS - 1.3%
Invacare Corp.                       Home health care products             121,900      4,708,997
                                                                                     ------------
  TOTAL HEALTH CARE                                                                     9,521,957
MATERIALS & PROCESSING - 7.1%
  BUILDING/CONSTRUCTION PRODUCTS - 1.5%
Dal-Tile International Inc.(a)       Ceramic tile producer                 283,700      5,262,635
  METAL FABRICATIONS - 0.9%
SPS Technologies, Inc.(a)            Mechanical fasteners                   70,000      3,318,000
  PACKAGING/PAPER - 2.2%
Albany International Corp.(a)        Paper machine clothing                274,242      5,183,174
Intertape Polymer Group, Inc.(a)     Manufacturer of tapes                 198,600      2,698,974
                                                                                     ------------
                                                                                        7,882,148
  SPECIALTY CHEMICALS - 1.2%
Wellman, Inc.                        PET resins and polyester fibers       240,700      4,308,530
  STEEL/IRON - 1.3%
Reliance Steel & Aluminum Co.        Metal service center                  181,800      4,590,450
                                                                                     ------------
  TOTAL MATERIALS & PROCESSING                                                         25,361,763
PRODUCER DURABLES - 11.8%
  ELECTRICAL EQUIPMENT/PRODUCTS - 1.6%
Belden Inc.                          Wire & cable manufacturer             213,700      5,716,475
  HOME BUILDING - 1.3%
D.R. Horton, Inc.                    Homebuilder                           208,200      4,726,140
  MACHINERY - 7.8%
IDEX Corp.                           Specialty pump products               142,100      4,831,400
ITT Industries, Inc.                 Engineered products manufacturer      196,800      8,708,400
Kennametal Inc.                      Metal-cutting tools                   208,200      7,682,580
MSC Industrial Direct Co. Inc.(a)    Marketer of industrial products       394,100      6,857,340
                                                                                     ------------
                                                                                       28,079,720
  OTHER PRODUCER DURABLES - 1.1%
LSI Industries Inc.                  Lighting/graphics products            174,400      4,079,216
                                                                                     ------------
  TOTAL PRODUCER DURABLES                                                              42,601,551
TECHNOLOGY - 10.5%
  CONTRACT MANUFACTURING - 2.5%
ACT Manufacturing, Inc.(a)           Contract manufacturer                 365,600      3,999,664
APW Limited(a)                       Manufacturing services provider       506,500      5,140,975
                                                                                     ------------
                                                                                        9,140,639

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                      9

  PORTFOLIO HOLDINGS AS OF JUNE 30, 2001 (CONTINUED, UNAUDITED)
------------------------------------------------------------------------

                                                   Company                 Number       Market
                                                 Description              of Shares     Value
                                     -----------------------------------  ---------  ------------
  ELECTRONIC COMPONENTS - 6.1%
Artesyn Technologies, Inc.(a)        Power supplies producer               231,000   $  2,979,900
Fairchild Semiconductor              Manufacturer of semiconductors        211,300      4,859,900
  Int'l., Inc.(a)
KEMET Corp.(a)                       Capacitor manufacturer                183,900      3,643,059
Littelfuse, Inc.(a)                  Manufacturer of fuses                  14,500        388,455
Radisys Corporation(a)               Mfg. of embedded computers            176,200      4,026,170
Silicon Storage                      Manufacturer of flash memory          599,500      6,072,935
  Technology, Inc.(a)
                                                                                     ------------
                                                                                       21,970,420
  OTHER TECHNOLOGY - 1.9%
Park Electrochemical Corp.           Advanced electronic materials         108,900      2,874,960
Pomeroy Computer
  Resources, Inc.(a)                 Computer products reseller            261,200      3,918,000
                                                                                     ------------
                                                                                        6,792,960
                                                                                     ------------
  TOTAL TECHNOLOGY                                                                     37,904,019
UTILITIES - 1.0%
  GAS DISTRIBUTION - 1.0%
Atmos Energy Corp.                   Gas distributor                       143,100      3,500,226
                                                                                     ------------
TOTAL COMMON STOCKS - 95.7%
(Cost $287,989,751)                                                                   344,498,530
MONEY MARKET INSTRUMENTS
Yield 3.35% to 3.42%
  due August to October 2001.
  American Family Financial Services                                                   10,315,613
  Galaxy Funding                                                                        6,600,000
  Wisconsin Corp. Credit Union                                                             31,793
  Wisconsin Electric                                                                    5,146,486
                                                                                     ------------
TOTAL MONEY MARKET INSTRUMENTS - 6.1%
(Cost $22,093,892)                                                                     22,093,892
                                                                                     ------------
TOTAL INVESTMENTS - 101.8%
(Cost $310,083,643)                                                                   366,592,422
OTHER ASSETS LESS LIABILITIES - (1.8%)                                                 (6,699,531)
                                                                                     ------------
NET ASSETS - 100.0%                                                                  $359,892,891
                                                                                     ============

a Non-income producing security.

Based on cost of investments for federal income tax purposes of $310,083,643 on June 30, 2001, net unrealized depreciation was $56,508,779, consisting of gross unrealized appreciation of $65,030,764 and gross unrealized depreciation of $8,521,985.

See accompanying notes to financial statements.

10                      SEMI-ANNUAL REPORT - JUNE 30, 2001

  STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2001 (UNAUDITED)
------------------------------------------------------------------------

ASSETS
Investments, at value (Cost:
  $310,083,643)                                       $366,592,422
Receivable for:
  Securities sold                         $4,055,282
  Fund shares sold                         1,027,144
  Dividends and interest                     163,404    5,245,830
                                          ----------  -----------
Total assets                                          371,838,252
LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                    $10,080,375
  Fund shares redeemed                     1,428,823
  Comprehensive management fee               436,163   11,945,361
                                          ----------  -----------
Net assets applicable to shares
  outstanding                                         $359,892,891
                                                      ===========
Shares outstanding--no par value
  (unlimited number of shares
  authorized)                                          16,208,379
                                                      ===========
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                          $     22.20
                                                      ===========
ANALYSIS OF NET ASSETS
Paid-in capital                                       $299,715,461
Accumulated net realized gain on sales
  of investments                                        3,668,651
Unrealized appreciation of investments                 56,508,779
                                                      -----------
Net assets applicable to shares
  outstanding                                         $359,892,891
                                                      ===========

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                     11

  STATEMENT OF OPERATIONS FOR THE SIX-MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
------------------------------------------------------------------------

Investment income
  Dividends                                         $1,563,333
  Interest                                             586,435
                                                    ----------
Total investment income                              2,149,768

  Expenses:
    Comprehensive management fee                     2,389,718
    Fees to unaffilliated trustees                      16,985
                                                    ----------
Total expenses                                       2,406,703
                                                    ----------
  Net investment loss                                 (256,935)

  Net realized and unrealized gain on investments:
    Net realized gain on sales of investments       22,262,052
    Net change in unrealized depreciation           15,935,033
                                                    ----------
Net realized and unrealized gain on investments     38,197,085
                                                    ----------
Net increase in net assets resulting from
  operations                                        $37,940,150
                                                    ==========

See accompanying notes to financial statements.

12                      SEMI-ANNUAL REPORT - JUNE 30, 2001

  STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                           Six Months
                                          Ended 6/30/01   Year Ended
                                           (unaudited)     12/31/00
                                          -------------  -------------
From operations:
  Net investment loss                     $   (256,935)  $    (774,751)
  Net realized gain on sales of
    investments                             22,262,052      16,672,088
  Net change in unrealized depreciation     15,935,033      40,055,583
                                          ------------   -------------
Net increase in net assets resulting
  from operations                           37,940,150      55,952,920
From fund share transactions:
  Proceeds from fund shares sold            79,190,996     141,996,649
  Payments for fund shares redeemed        (44,188,765)   (131,344,964)
                                          ------------   -------------
Net increase in net assets resulting
  from share transactions (see note 4)      35,002,231      10,651,685
                                          ------------   -------------
Total increase in net assets                72,942,381      66,604,605
Net assets at beginning of period          286,950,510     220,345,905
                                          ------------   -------------
Net assets at end of period               $359,892,891   $ 286,950,510
                                          ============   =============

See accompanying notes to financial statements.

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                     13

  FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                   Six Months
                                      Ended           Year         Year        Year        Year
                                     6/30/01         Ended        Ended       Ended       Ended
                                   (unaudited)      12/31/00     12/31/99    12/31/98    12/31/97
                                   --------------------------------------------------------------
Net asset value at
  beginning of period               $  19.75        $  15.90     $  19.78    $  21.66    $  18.16
                                    --------        --------     --------    --------    --------
Income from Investment
  Operations
    Net investment loss                (0.02)*         (0.06)*      (0.14)*     (0.11)      (0.07)
    Net realized and
      unrealized gain/(loss)
      on investments                    2.47            3.91        (2.51)      (1.45)       6.46
                                    --------        --------     --------    --------    --------
      Total from investment
        operations                      2.45            3.85        (2.65)      (1.56)       6.39
                                    --------        --------     --------    --------    --------
Less distributions from net
  realized gains on
  investments                             --              --        (1.23)      (0.32)      (2.89)
                                    --------        --------     --------    --------    --------
Net asset value at end of
  period                            $  22.20        $  19.75     $  15.90    $  19.78    $  21.66
                                    ========        ========     ========    ========    ========
Total Return                          12.41%(a)       24.21%      (13.28%)     (7.17%)     35.43%
Ratios/Supplemental Data
  Ratio of expenses to average
    net assets                         1.49%(b)        1.51%        1.48%       1.47%       1.48%
  Ratio of net investment loss
    to average net assets             (0.16%)(b)      (0.32%)      (0.32%)     (0.50%)     (0.41%)
  Portfolio turnover rate                94%(b)          92%          81%         68%         62%
  Net assets, end
    of period (in thousands)        $359,893        $286,951     $220,346    $445,024    $467,070
                                    ========        ========     ========    ========    ========

* Based on monthly average shares outstanding.

a For the six months ended June 30, 2001, not annualized.

b Ratios have been determined on an annualized basis.

14                      SEMI-ANNUAL REPORT - JUNE 30, 2001

 NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

Skyline Funds is an open-end, diversified investment management company the sole portfolio of which is Special Equities Portfolio (the "Fund"). The Fund commenced public offering of its shares on April 23, 1987. Skyline Special Equities Portfolio closed to new investors on January 30, 1997 and re-opened to new investors on October 27, 1999.

                                       1
                        SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by an independent pricing service. Variable rate demand notes with sixty days or less to maturity are valued at amortized cost which approximates market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day that the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and, in the manner provided therein, to distribute substantially all of its taxable income to shareholders. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

As of December 31, 2000, the Fund had capital loss carryforwards of $18,593,401. This loss may be used to offset capital gains arising in tax years through 2007.

Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date. Dividends are determined in accordance with tax principles which may treat certain transactions differently from generally accepted accounting principles.

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                     15

------------------------------------------------------------------------

/ / LINE OF CREDIT - The Fund has a $10 million ($3 million committed) revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund's investment adviser is Skyline Asset Management, L.P. ("Adviser"). The Adviser pays a commitment fee of 10 basis points per annum of the average daily unutilized portion of the committed line of credit. Under the terms of the credit agreement, interest on each loan would be fixed at the prime rate less 150 basis points. There were no borrowings under this credit facility during the six months ended June 30, 2001.

                                       2
                          TRANSACTIONS WITH AFFILIATES

For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the six months ended June 30, 2001 was $2,389,718.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser. For the six months ended June 30, 2001, the Fund paid fees of $16,985 to its unaffiliated trustees.

                                       3
                             ACQUISITIONS OF FUNDS

On February 29, 2000, Skyline Special Equities Portfolio acquired all of the net assets of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian, each of which was also a portfolio of Skyline Funds, pursuant to a plan of reorganization approved by the shareholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian. The acquisitions were accomplished by a tax-free exchange of 3,903,850 shares of Skyline Special Equities Portfolio (valued at $58,550,262) for the 5,424,907 shares of Skyline Small Cap Value Plus and 468,882 shares of Skyline Small Cap Contrarian outstanding on February 29, 2000. Skyline Small Cap Value Plus' net assets at that date $55,470,313, including $5,678,738 of unrealized appreciation, and Skyline Small Cap Contrarian's net assets at that date ($3,079,949), including $176,541 of unrealized depreciation, were combined with those of Skyline Special Equities Portfolio. The net assets of Skyline Special Equities Portfolio, Skyline Small Cap Value Plus, and Small Cap Contrarian immediately before the acquisition were, $180,825,745, $55,470,313, and $3,079,949, respectively.

16                      SEMI-ANNUAL REPORT - JUNE 30, 2001

------------------------------------------------------------------------

                                       4
                            FUND SHARE TRANSACTIONS

As of June 30, 2001, there were an unlimited number shares of zero par value stock authorized. Transactions in capital stock were as follows:

                                  Shares                       Amount
                         ------------------------   ----------------------------
                         Six Months                  Six Months
                           Ended      Year Ended       Ended        Year Ended
                          6/30/01      12/31/00       6/30/01        12/31/00
                         -------------------------------------------------------
Shares sold              3,846,109     4,788,020    $ 79,190,996   $  83,446,387
Shares issued in
  connection with
  acquisition of
  Skyline Small Cap
  Value Plus and
  Skyline Contrarian
  Funds                         --     3,903,850              --      58,550,262
                         ----------   -----------   ------------   -------------
                         3,846,109     8,691,870      79,190,996     141,996,649
Shares redeemed          (2,170,154)  (8,015,810)    (44,188,765)   (131,344,964)
                         ----------   -----------   ------------   -------------
Net increase/decrease    1,675,955       676,060    $ 35,002,231   $  10,651,685
                         ==========   ===========   ============   =============

                                       5
                            INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the six months ended June 30, 2001, were as follows:

Cost of purchases                   $180,492,696
Proceeds from sales                  145,073,561

                       SEMI-ANNUAL REPORT - JUNE 30, 2001                     17
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20                      SEMI-ANNUAL REPORT - JUNE 30, 2001

FOR 24-HOUR ACCOUNT INFORMATION CALL: 1.800.828.2SKY
                                      (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE DURING
NORMAL BUSINESS HOURS CALL: 1.800.828.2SKY AND PRESS 0 WHEN PROMPTED.
------------------------------------------------

                              [SKYLINE FUNDS LOGO]

                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606